EXHIBIT 10.3
AMENDMENT NO. 1 TO GUARANTY

This AMENDMENT NO. 1 TO GUARANTY (this “Amendment”), dated as of October 29, 2010, between Leucadia National Corporation, a New York corporation (the “Guarantor”), and BH Finance LLC, a Nebraska limited liability company, in its own capacity as a lender under the Credit Agreement referred to below (the “Lender”), and on behalf of each of the other Secured Parties under the Credit Agreement referred to below (together, the “Guaranteed Parties”).

W I T N E S S E T H

WHEREAS, reference is made to that certain Guaranty, dated as of December 10, 2009 (as amended, modified, supplemented or restated and in effect from time to time, the “Guaranty”), by the Guarantor in favor of the Guaranteed Parties;

WHEREAS, reference is made to that certain Credit Agreement, dated as of December 10, 2009 (as amended, modified, supplemented or restated and in effect from time to time, the “Credit Agreement”), among Berkadia Commercial Mortgage LLC, a Delaware limited liability company (the “Borrower”), and the Lender, pursuant to which the Lender has agreed to make Loans to the Borrower upon the terms and subject to the conditions specified in the Credit Agreement.  Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement;

WHEREAS, reference is made to that certain Amendment No. 1 to Credit Agreement, dated as of the date hereof (the “Amendment”), among the Borrower, the Guarantor, and Lender, pursuant to which, inter alia, the parties have agreed to increase the Commitment to an aggregate of $1,500,000,000;

WHEREAS, reference is made to that certain Participation Agreement, dated as of the date hereof (as amended, modified, supplemented or restated and in effect from time to time, the “Participation Agreement”), between Lender, as seller, and Baldwin Enterprises, Inc., a Colorado corporation and wholly owned subsidiary of Guarantor, as participant (“Participant”), pursuant to which Participant has agreed to acquire from Lender, and Lender has agreed to sell to Participant, a 100% interest in all Incremental Loans, and Participant has agreed to assume 100% of the Incremental Commitment and fund all Incremental Loans;

WHEREAS, Lender and Guarantor intend that, as a result of the entering into of the amendments to the various documents and agreements described herein (including the Amendment), such agreements and documents (as amended) should operate so as to result in them sharing equally in the overall credit exposure to the Borrower under the Credit Agreement; and

WHEREAS, the parties have agreed to amend the Guaranty in certain respects as set forth below.

Accordingly, the parties hereto agree as follows:

SECTION 1.     Amendment to Guaranty.  Effective as of the Amendment Effective Date (as defined in Amendment No. 1 to the Credit Agreement dated as of the date hereof) and subject to the satisfaction of the terms and conditions set forth herein, Section 1 of the Guaranty is hereby amended by amending and restating the Section 1 of the Guaranty in its entirety as follows:

“SECTION 1.  Guaranty.

(a)              The Guarantor irrevocably and unconditionally guarantees, as a primary obligor and not merely as a surety, the due and punctual payment when due (whether at the stated maturity, by required prepayment, by acceleration or otherwise and at all times thereafter) and performance by the Borrower of fifty percent (50%) of all Guaranteed Obligations (“Guaranteed Obligations” means all Obligations, collectively), including all Guaranteed Obligations which would become due but for the operation of the Bankruptcy Code of the United States; provided, that if at the time of enforcement of this Guaranty or of the Guarantor’s obligations hereunder or other time of determination there are any Incremental Loans outstanding under the Credit Agreement, then such amount shall be reduced by the aggregate principal amount of such outstanding Incremental Loans; provided, further that if the Guarantor thereafter recovers or is paid any amount of the Incremental Loans, such corresponding amount of the aforesaid Guaranty shall be reinstated.  The Guarantor further agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon this Guaranty notwithstanding any extension or renewal of any Guaranteed Obligation.

(b)              For the purpose of clarity, the following example illustrates the application of the formula set forth in Section 1(a):  If at the time of determination, there is $1,500,000,000 aggregate principal amount of Loans outstanding, $500,000,000 of which are Incremental Loans, then the amount of the Guaranteed Obligations guaranteed by Guarantor hereunder shall be equal to  $250,000,000 [($1,500,000,000 X 50%) - $500,000,000].”

SECTION 2.     Representations and Warranties of the Guarantor.  The Guarantor represents and warrants to the Guaranteed Parties that the execution and delivery of this Amendment and any other agreements and instruments contemplated hereby by the Guarantor and its performance hereunder and thereunder have been duly and validly authorized by all necessary action on the part of the Guarantor.  This Amendment has been, and any other agreements and instruments contemplated hereby to be executed and delivered by the Guarantor will upon such execution and delivery be, duly authorized, executed, and delivered by the Guarantor and constitutes and will constitute, as the case may be, the legal, valid, and binding obligation of the Guarantor, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditor’s rights generally and general principles of equity.

SECTION 3.     Binding Effect.  This Amendment shall be binding upon the Guarantor and its respective successors and assigns, and shall inure to the benefit of the Guaranteed Parties, and their respective successors and assigns.

SECTION 4.     Continuing Effect.  Except as expressly set forth in this Amendment, all of the terms and provisions of the Guaranty are and shall remain in full force and effect and the Guarantor shall continue to be bound by all of such terms and provisions.  This Amendment is limited as specified herein and shall not constitute an amendment of, or an indication of the Lender’s willingness to amend, any other provisions of the Guaranty for any other date or purpose.

SECTION 5.     Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6.     Severability.  Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 7.     No Third Party Beneficiaries.  The parties hereby agree that their respective representations, warranties and covenants set forth herein are solely for the benefit of the other party hereto and its successors and permitted assigns, in accordance with and subject to the terms of this Amendment, and this Amendment is not intended to, and does not, confer upon any Person other than the parties hereto and their respective successors and permitted assigns any rights or remedies hereunder, including, the right to rely upon the representations and warranties set forth herein.

SECTION 8.     Counterparts.  This Amendment may be executed in counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute a single contract.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

SECTION 9.     Rules of Interpretation.  The rules of interpretation specified in Section 1.02 through 1.04 of the Credit Agreement shall be applicable to this Amendment.

SECTION 10.    Jurisdiction; Waiver of Venue; Consent to Service of Process.

EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION

OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS.  EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH JURISDICTIONS.

EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 17 OF THE GUARANTY.  NOTHING IN THIS AMENDMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

SECTION 11.    Waiver of Jury Trial.  EACH OF THE PARTIES HERETO, TO THE FULLEST EXTENT PERMITTED BY LAW, WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING ARISING OUT OF, IN CONNECTION WITH OR RELATING TO, THIS AMENDMENT, THE OTHER LOAN DOCUMENTS AND ANY OTHER TRANSACTION CONTEMPLATED HEREBY AND THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH OF THE PARTIES HERETO CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each of the parties hereto has duly executed this Amendment as of the day and year first above written.

The Guarantor LEUCADIA NATIONAL CORPORATION

By:	/s/ Joseph A. Orlando
	Name:	Joseph A. Orlando
	Title:	Vice President

The Lender (on behalf of each of the Secured Parties) BH FINANCE LLC

By:	/s/ Marc D. Hamburg
	Name:	Marc D. Hamburg
	Title:	President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO GUARANTY]